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                                                                   EXHIBIT 10.4


                       SECOND AMENDMENT TO LOAN AGREEMENT

                  THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made and entered into as of the 15 day of May, 2003, by and between LEVITT AND SONS, LLC, a Florida limited liability company (the "Borrower") and OHIO SAVINGS BANK, a federal savings bank (the "Bank").

                                    RECITALS

                  A. Borrower and Bank have previously entered into that certain Amended and Restated Loan Agreement (the "Loan Agreement") dated as of March 22, 2002.

                  B. Borrower and Bank thereafter amended the Loan Agreement pursuant to that certain First Amendment to Loan Agreement (the "First Amendment") dated as of December 12, 2002.

                  C. Borrower has requested that Bank make further modifications to the Loan Agreement (as amended by the First Amendment, the "Amended Loan Agreement"), and Bank is willing to do so provided that Borrower gives Bank the representations, assurances and other agreements hereinafter set forth.

                                   AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto do hereby agree as follows:

                  1. The Recitals hereinabove contained are true and correct and are made a part hereof.

                  2. The definition of "Debt", contained in Article 1.1 of the Amended Loan Agreement is hereby restated in its entirety, as follows:

                           Debt - shall mean the sum of (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) capitalized lease obligations, (iii) all other items which in accordance with GAAP would be included in determining total liabilities as shown on a balance sheet of a Person as at the date as of which Debt is to be determined less (i) all amounts due Affiliates of Guarantor subordinated to the Loan and (ii) the sum of earnest money deposits received from (and not returned to) vendees under residential real estate sales contracts which have not closed or been terminated.

                  3. Section 6.17(b) of the Amended Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:


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                           "(b) a ratio of total Debt to Tangible Net Worth, as
                           tested annually and quarter-annually, as of the last day of each March, June, September and December of each year (in arrears), of not more than
                           3.00 to 1;"

                  4. Article 7.16 as set forth in the Amended Loan Agreement, is hereby deleted in its entirety, arid the following is inserted in lieu thereof:

                  "Notwithstanding the foregoing, unless and until there occurs an Event of Default (which shall not have been waived, in writing, by Bank), the Borrower may pay dividends in such amounts as it may reasonably deem prudent."

                  5. Borrower acknowledges, represents and confirms to Bank that (i) the Amended Loan Agreement is valid and binding upon Borrower and enforceable in accordance with the respective terms thereof; (ii) after giving effect to the modifications contained herein, there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of Borrower to or against the enforecement of the Amended Loan Agreement, and (iii) Bank is under no obligation to further amend or modify the Amended Loan Agreement.

                  6. The Amended Loan Agreement, as further amended hereby, is hereby ratified, confirmed and approved in all respects including, but not limited to, the representations and warranties contained therein, and Borrower does hereby represent and warrant that no Event of Default now exists as defined in the Amended Loan Agreement.

                  7. Except as amended by this Amendment, no term or condition of the Amended Loan Agreement shall be modified and the same shall remain in full force and effect; provided, however, if any provision of this Amendment is in conflict with, or inconsistent with, any provision in the Amended Loan Agreement, then the provision contained in this Amendment shall govern and control.

                  8. This Amendment shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the parties hereto.

                  9. AS A MATERIAL INDUCEMENT FOR BANK TO EXECUTE THIS AMENDMENT, BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WIHATSOEVER IN LAW OR IN EQUITY WHICH THE BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER THROUGH THE DATE HEREOF. BORROWER FURTHER EXPRESSLY


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AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS
BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF BANK'S EXECUTION OF THIS AMENDMENT, BORROWER COVENANTS WITH AND WARRANTS UNTO BANK, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST BANK OR THE OBLIGATION OF BORROWER TO PAY ITS OBLIGATIONS UNDER THE AMENDED LOAN AGREEMENT TO BANK WHEN AND AS THE SAME BECOMES DUE AND PAYABLE.

                  10. BORROWER AND BANK HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT
OF ANY ACTION, PROCEEDING, DEFENSE OR COUNTERCLAIM BASED ON THIS AMENDMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE AMENDED LOAN AGREEMENT, OR ANY DOCUMENT EXECUTED IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BORROWER AND BANK ENTERING INTO THIS AMENDMENT.

                  IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the day and year first above written.


                                        BORROWER:


                                        LEVITT AND SONS, LLC, a Florida limited
                                        liability company

                                        By: /s/ Jeffery Hoyos
                                            -----------------------------------
                                        Name: Jeffery Hoyos
                                        Title: Senior Vice President


                                        BANK:


                                        OHIO SAVING BANK, a federal savings
                                        bank

                                        By: /s/ David B. Smith
                                            -----------------------------------
                                        Name: David B. Smith
                                        Title: Vice President


STATE OF FLORIDA                )


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                               ) SS:
COUNTY OF MIAMI-DADE           )


         The foregoing instrument was acknowledged before me this 15th day of May, 2003 by Jeffery Hoyos, as Senior Vice President of LEVITT AND SONS, LLC, a Florida limited liability company, on behalf of the company.

Personally Known [X]             OR Produced Identification [ ]

Type of Identification Produced


                                        /s/ Chava E. Genet
                                        ---------------------------------------
                                        Print or Stamp Name:
                                        Notary Public, State of Florida at
                                        Large
                                        Commission No.:
                                        My Commission Expires:

                                        (NOTARY SEAL)


STATE OF FLORIDA               )
                               ) SS:
COUNTY OF PALM BEACH           )


         The foregoing instrument was acknowledged before me this 17th day of May, 2003 by David B. Smith, as Vice President of OHIO SAVINGS BANK, a federal savings bank, on behalf of the Bank.

Personally Known [X]             OR Produced Identification [ ]

Type of Identification Produced [NA]

                                        /s/ James Sadock, Jr.
                                        ---------------------------------------
                                        Print or Stamp Name: JAMES SADOCK, JR.
                                        Notary Public, State of Florida at
                                        Large
                                        Commission No.:
                                        My Commission Expires:

                                        (NOTARY SEAL)


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